EXHIBIT 10.20

The bank shall explain the key contents of this contract and distribute the copies of this contract and the bank's standard contract of loan transaction.

                          CONTRACT OF LOAN TRANSACTION
                                  (Enterprise)

To  Industrial Bank of Korea                                   Date   2004.5.


                           Name                                (Sign)
                                    ---------------------------------
                           Address


I understand that in the loan transaction with the Industrial Bank of Korea (hereinafter referred to as the "Bank") according to the conditions hereinafter, the standard contract of loan transaction (includes deposits transaction contract for enterprise, current account loan and savings loan) will be applied. I duly recognize the following articles.

ARTICLE  1  CONDITIONS  OF  TRANSACTION
The  conditions  of  transaction  are  as  follows.
(In the event there are multiple choices, please listen to the employee's explanation and place a check mark inside the appropriate [ ] )



Loan subject                                      Transaction                 [ ] Line transaction
                                                  classification              [ ] Independent transaction
-----------------  -----------------------------  --------------------------  ----------------------------------------------
                                                                              [ ] Agreed interest rate + delay
                                                  Arrayed compensation rate   added interest
Loan(Limit)        Two billion eight hundred      (Standard contract          [ ]  % pa
Amount             million won                    Article 3 Clause 5)         (may change during loan period)
-----------------  -----------------------------  --------------------------  ----------------------------------------------
                   [ ] Market interest + added/subtracted interest (  )%
                   [ ] won currency interest + added/subtracted interest (  )%
                   [ ] total limit standard interest + added/subtracted interest (  )%
                   [ ] Exterior loan rate + added/subtracted interest (  )%
                   [ ] Fixed interest (until end of loan period  %)
                   [ ] Miscellaneous (  )
                   (the interest rate between time of agreement and execution may differ,
Interest rate      all interest rates other than fixed rates change during the period)
-----------------  ---------------------------------------------------------------------------------------------------------
                   (  )  (  )  (  )               Loan execution (start)      Payment of loan amount or registration of
                                                                              limit
Loan period        For yearly loans, leave month  --------------------------
                   and day blank                  Expiry of loan (repayment)  Loan expiry month (day)

-----------------  -----------------------------  --------------------------  ----------------------------------------------
                   [ ] Extend loan period without extension application and
Extension of       notification upon expiry of loan period
loan period        [ ] Extend only with application
                   ---------------------------------------------------------------------------------------------------------

-----------------  ---------------------------------------------------------------------------------------------------------

                   [ ] Execute the whole amount on commencement of loan
                   [ ] Part execution after confirmation of the bank of capital purpose and required amount based on documentary evidence and spot goods
Method of loan     [ ] Execute as required by the customer with preset credentials
execution          [ ] Miscellaneous (                                                         )
-----------------  ---------------------------------------------------------------------------------------------------------
                   [ ] Repayment of the whole amount on expiry of loan
                   [ ] Defer payment for ( ) years ( ) months after commencement, installment repayment from ( ) ( ) ( ) every ( )months
                   [ ] Repaid freely over time, the remaining amount shall be repaid temporarily before or on the expiry of first revolution, the whole amount shall be repaid on the expiry of loan period
                   [ ] Installment repayment every month
                   [ ] Repayment on payment date of bill
Method of          [ ] Miscellaneous
repayment              (                                                     )
-----------------  ---------------------------------------------------------------------------------------------------------
                   [ ] Monthly repayment after execution of loan
                   [ ] Based on expiry of loan, payment o every month or every three months
                   [ ] Payment on monthly settlement date set by the bank
                   [ ] Initial interest on execution, latter interests on the final day of calculation of paid interest
                   [ ] Paid prior to the expiry of bill
Time and method    [ ] Payment on installment repayment principal and interest
of interest        repayment
payment            [ ] Miscellaneous
-----------------  ---------------------------------------------------------------------------------------------------------
                   [ ] Paid by the loanee (*In the event the bank pays the revenue stamp cost that was to be paid by the loanee it shall be paid within a short period)
* Revenue stamp    [ ] Paid by the bank
-----------------  ---------------------------------------------------------------------------------------------------------
                   [ ] In the event of delay of interest or installments, in exception to standard contract Article 7, debt will be incurred without the bank's notice and arrears compensation rate applied
Notifications      [ ] Do not agree
                   ---------------------------------------------------------------------------------------------------------
                   [ ] Agree to notification of execution of loan during the period
                   [ ] Do not agree
-----------------  ---------------------------------------------------------------------------------------------------------
                   <Example> My savings are as to the attached documents, the following savings (or pledge) is voluntary.

                   Self written column:

Voluntary          * Savings (or pledge) is determined by signing savings transaction
savings and        status chart or filling in the above column.
pledge             [ ] I have received a copy of confirmation and savings transaction
submission         status chart.
-----------------  ---------------------------------------------------------------------------------------------------------
* Maintenance of   [ ] Apply Article 7
repayment means    [ ] Do not apply Article 7
-----------------  ---------------------------------------------------------------------------------------------------------

* Any bank deposit repayments through ATMs or electronic banking means after bank business hours may not be recorded as being repaid on the day

* If the expiry date of the loan or the date of interest payment is a public holiday (includes Saturdays) it is delayed until the next business day.

ARTICLE  2  INTEREST  RATE

1. Market interest is determined on grounds of CD retail earning rates or industrial fund debt's market price standard earning rates with the internal interest rates announced by the bank. A new internal rate is applied for each change in loan interest (every 3 or 6 months.

2. Standard won interest is determined on grounds of a years worth of industrial fund debt's market price standard earning rates with the internal interest rates announced by the bank and new standard won interest rate is applied to loan interests each year. In the event the loan period is over a year including extension, from the time of exceeding one year, 0.25% pa is added each year to a maximum of 1%.

3. Total limit standard interest is on grounds of CD retail earning rates and Korea Bank loan interest with the interests announced by the bank, external loan interests are as to the interests informed to the bank by the fund loan institution.

4. Additional or subtracted interest is applied at the execution of the loan due to personal credit, pledge conditions, loan period and bank's transaction environment, but may change before the expiry of loan through changes in credit evaluation, pledge conditions and bank's environment.

ARTICLE  3  ARREARS  COMPENSATION

1. In the event interests, installment payment or installment payment principal and interest is not paid by the due date, arrears compensation shall be made according to the amount that was to be paid.

2. In the event the debt is not discharged at the expiry of the loan or the interest of the expiry date lost according to standard contract of loan transaction Article 7 (including standard contract of loan transaction Article 9, redemption debt of discount bill), arrears compensation shall be made according to the amount of loan remaining.

3. For discretionary loan and current account loan, arrears compensation shall be made if the limit amount is exceeded through payout or interest principal according to the amount exceeded.

4. The bank may change the rate, calculation and the payment period of the arrears compensation according to the standard contract Article 3 Clause 5.

5.

ARTICLE 4 TOTAL AMOUNT OF LOAN AND NOTIFICATION OF INSTALLMENT REPAYMENT DATE CHART

1. In the case of an installment repayment loan, the total amount of debt will be decided after the execution. The method of execution will be based on installment repayment date chart, receipts and other evidences.

2. In the case of installment repayment loan other than installment credit loan and benefit, the bank shall make out and notify the debt-related persons of an installment repayment date chart.

ARTICLE  5  REDUCTION  AND  SUSPENSION

1. In the case of a limit transaction or an installment loan, the bank may decide to reduce the loan (line) amount in Article 1 through notice or temporarily stop the loan execution regardless of the transaction period due to sudden changes in national economy and financial state or significant deterioration of personal credit state of the debtor. In this event the debtor shall pay any amount exceeding the line due to the reduction.

2. The bank shall withdraw the reduction or the suspension caused by the reasons stated in Clause once such matters are solved and normal loan transaction is possible.

ARTICLE  6  SECURITY  AND  INSURANCE

The debtor will pledge any buildings or installed facilities along with the land or building it is built on and including any miscellaneous facilities within as a security to the bank unless otherwise stated by the bank. If the bank so requests, the debtor shall enter into an insurance of the type and the amount agreed by the bank and place a pledge for the bank on the insurance claim.

ARTICLE  7  DUTY  OF  MAINTENANCE  OF  REPAYMENT  MEANS

1. I shall maintain adequate financial ratio as attached at the end for the purpose of maintaining repayment means for the debts incurred by this contract. In the event of other clauses such as Financial Structure Improvement, it shall be affixed to the end of this transaction contract and considered a part of this transaction contract.

2. In the event of the following, the bank shall be consulted and agreed upon in advance.

     1. Merger, business transfer/acquisition and other sale/rent of important assets

     2. Investment on fixed assets for reasons other than specified in the contract

     3.  Surety  for  other's  debts

     4.  Entering  new  business  or  foreign  investment

     5. Company structure work out, privatization, or any other significant management changes

 3. I shall agree to the acts of following sections if the bank so requires for the maintenance of the transaction contract.

     1.  Sales  of  owned  real  estates  or  securities

     2.  Investment  of  majority  shareholder

     3.  Issuance  of  new shares to be purchased or going public of the company

ARTICLE  8  SUBMISSION  OF  DATA

1. I agree to submit the following documents stated below in each respective period and any other documents required for the maintenance of the loan contract on the bank's request according to bank's standard contract of loan transaction
Article  17  and  Article  19.

     1. Each quarter : Surtax returns, trial balance of totals and balances, statement of current debts, sales estimates to customers and of items

     2. Each half-year : Half-year accounts report, surtax returns, trial balance of totals and balances, statement of current debts, sales estimates to customers and of items

     3. Each year : Certified public accountant's inspection report (financial statement of settlements), related statement of settlements, corporation registration transcript, business registry, shareholders book, article of corporation, summary sheet of earned income tax collected, estimated statement of settlements (3 years), state of major business relations, copies each permits and technology permit related documents (KS, ISO, patent rights, etc), labor-management dispute statement, miscellaneous product descriptions, concentric trades reference data, etc.

     4. On demand : Trial balance of totals and balances, statement of current debts, documentary evidence of asset spending, etc.

2. I agree to submission of the following documents on request of the bank for the purpose of the company's foreign currency risk state and maintenance conditions in evaluating credit information.

     1. Foreign currency risk maintenance structure and maintenance regulations conditions

     2.  Foreign  currency  supply  and  application  statement

     3.  Foreign  currency  derivative  product  trade  statement

3. I shall include the statement of current debts in Clause 1 with debt status, large amount loan status, repayment plans and loan plans according to the bank, but may replace it with credit information document (CRT information, etc) affixed to the end of this contract. If any information is missing from the above document, it should be recorded in an empty space then submitted.

4. If any documents in Clauses 1 through 3 is false, forged, altered or is missing information on purpose, I shall be responsible for the debt according to
Article 7 of the standard contract, and will not dispute if registered as having poor credit record.



Article 9 Miscellaneous special clauses




Debtor :


I have received the bank's standard contract of loan transaction and the copy of this contract, and have sufficiently heard and understood its contents

Debtor :


        Application for automatic transfer of loan principal and interest
        -----------------------------------------------------------------

    I agree that automatic transfer contract between accounts is applied for the purpose of loan principal and interest repayment and apply for the automatic transfer.

Name                                Sign
----------------------------------  ----------------------------
Account number
----------------------------------------------------------------
Loan account number                 Transfer date
----------------------------------  ----------------------------



Additional transaction contraction (enterprise) is a compulsory contract document and other transaction or special clauses form a part of the loan transaction contract, therefore confirm related contracts before attaching it to the primary contract.

The bank shall explain the key contents of this contract and distribute the copies of this contract and the bank's standard contract of loan transaction.

                          CONTRACT OF LOAN TRANSACTION
                                  (Enterprise)

To  Industrial Bank of Korea                                   Date   2004.5.


                           Name                                (Sign)
                                    ---------------------------------
                           Address


I understand that in the loan transaction with the Industrial Bank of Korea (hereinafter referred to as the "Bank") according to the conditions hereinafter, the standard contract of loan transaction (includes deposits transaction contract for enterprise, current account loan and savings loan) will be applied. I duly recognize the following articles.

ARTICLE  1  CONDITIONS  OF  TRANSACTION
The  conditions  of  transaction  are  as  follows.
(In the event there are multiple choices, please listen to the employee's explanation and place a check mark inside the appropriate [ ] )



Loan subject                                      Transaction                 [ ] Line transaction
                                                  classification              [ ] Independent transaction
-----------------  -----------------------------  --------------------------  ----------------------------------------------
                                                                              [ ] Agreed interest rate + delay
                                                  Arrayed compensation rate   added interest
Loan(Limit)        Two billion five hundred       (Standard contract          [ ]  % pa
Amount             million won                    Article 3 Clause 5)         (may change during loan period)
-----------------  -----------------------------  --------------------------  ----------------------------------------------
                   [ ] Market interest + added/subtracted interest (  )%
                   [ ] won currency interest + added/subtracted interest (  )%
                   [ ] total limit standard interest + added/subtracted interest (  )%
                   [ ] Exterior loan rate + added/subtracted interest (  )%
                   [ ] Fixed interest (until end of loan period  %)
                   [ ] Miscellaneous (  )
                   (the interest rate between time of agreement and execution may differ,
Interest rate      all interest rates other than fixed rates change during the period)
-----------------  ---------------------------------------------------------------------------------------------------------
                   (  )  (  )  (  )               Loan execution (start)      Payment of loan amount or registration of
                                                                              limit
Loan period        For yearly loans, leave month  --------------------------
                   and day blank                  Expiry of loan (repayment)  Loan expiry month (day)

-----------------  -----------------------------  --------------------------  ----------------------------------------------
                   [ ] Extend loan period without extension application and
Extension of       notification upon expiry of loan period
loan period        [ ] Extend only with application
                   ---------------------------------------------------------------------------------------------------------

-----------------  ---------------------------------------------------------------------------------------------------------

                   [ ] Execute the whole amount on commencement of loan
                   [ ] Part execution after confirmation of the bank of capital purpose and required amount based on documentary evidence and spot goods
Method of loan     [ ] Execute as required by the customer with preset credentials
execution          [ ] Miscellaneous (                                                         )
-----------------  ---------------------------------------------------------------------------------------------------------
                   [ ] Repayment of the whole amount on expiry of loan
                   [ ] Defer payment for ( ) years ( ) months after commencement, installment repayment from ( ) ( ) ( ) every ( )months
                   [ ] Repaid freely over time, the remaining amount shall be repaid temporarily before or on the expiry of first revolution, the whole amount shall be repaid on the expiry of loan period
                   [ ] Installment repayment every month
                   [ ] Repayment on payment date of bill
Method of          [ ] Miscellaneous
repayment              (                                                     )
-----------------  ---------------------------------------------------------------------------------------------------------
                   [ ] Monthly repayment after execution of loan
                   [ ] Based on expiry of loan, payment o every month or every three months
                   [ ] Payment on monthly settlement date set by the bank
                   [ ] Initial interest on execution, latter interests on the final day of calculation of paid interest
                   [ ] Paid prior to the expiry of bill
Time and method    [ ] Payment on installment repayment principal and interest
of interest        repayment
payment            [ ] Miscellaneous
-----------------  ---------------------------------------------------------------------------------------------------------
                   [ ] Paid by the loanee (*In the event the bank pays the revenue stamp cost that was to be paid by the loanee it shall be paid within a short period)
* Revenue stamp    [ ] Paid by the bank
-----------------  ---------------------------------------------------------------------------------------------------------
                   [ ] In the event of delay of interest or installments, in exception to standard contract Article 7, debt will be incurred without the bank's notice and arrears compensation rate applied
Notifications      [ ] Do not agree
                   ---------------------------------------------------------------------------------------------------------
                   [ ] Agree to notification of execution of loan during the period
                   [ ] Do not agree
-----------------  ---------------------------------------------------------------------------------------------------------
                   <Example> My savings are as to the attached documents, the following savings (or pledge) is voluntary.

                   Self written column:

Voluntary          * Savings (or pledge) is determined by signing savings transaction
savings and        status chart or filling in the above column.
pledge             [ ] I have received a copy of confirmation and savings transaction
submission         status chart.
-----------------  ---------------------------------------------------------------------------------------------------------
* Maintenance of   [ ] Apply Article 7
repayment means    [ ] Do not apply Article 7
-----------------  ---------------------------------------------------------------------------------------------------------

* Any bank deposit repayments through ATMs or electronic banking means after bank business hours may not be recorded as being repaid on the day

* If the expiry date of the loan or the date of interest payment is a public holiday (includes Saturdays) it is delayed until the next business day.

ARTICLE  2  INTEREST  RATE

1. Market interest is determined on grounds of CD retail earning rates or industrial fund debt's market price standard earning rates with the internal interest rates announced by the bank. A new internal rate is applied for each change in loan interest (every 3 or 6 months.

2. Standard won interest is determined on grounds of a years worth of industrial fund debt's market price standard earning rates with the internal interest rates announced by the bank and new standard won interest rate is applied to loan interests each year. In the event the loan period is over a year including extension, from the time of exceeding one year, 0.25% pa is added each year to a maximum of 1%.

3. Total limit standard interest is on grounds of CD retail earning rates and Korea Bank loan interest with the interests announced by the bank, external loan interests are as to the interests informed to the bank by the fund loan institution.

4. Additional or subtracted interest is applied at the execution of the loan due to personal credit, pledge conditions, loan period and bank's transaction environment, but may change before the expiry of loan through changes in credit evaluation, pledge conditions and bank's environment.

ARTICLE  3  ARREARS  COMPENSATION

1. In the event interests, installment payment or installment payment principal and interest is not paid by the due date, arrears compensation shall be made according to the amount that was to be paid.

2. In the event the debt is not discharged at the expiry of the loan or the interest of the expiry date lost according to standard contract of loan transaction Article 7 (including standard contract of loan transaction Article 9, redemption debt of discount bill), arrears compensation shall be made according to the amount of loan remaining.

3. For discretionary loan and current account loan, arrears compensation shall be made if the limit amount is exceeded through payout or interest principal according to the amount exceeded.

4. The bank may change the rate, calculation and the payment period of the arrears compensation according to the standard contract Article 3 Clause 5.

5.

ARTICLE 4 TOTAL AMOUNT OF LOAN AND NOTIFICATION OF INSTALLMENT REPAYMENT DATE CHART

1. In the case of an installment repayment loan, the total amount of debt will be decided after the execution. The method of execution will be based on installment repayment date chart, receipts and other evidences.

2. In the case of installment repayment loan other than installment credit loan and benefit, the bank shall make out and notify the debt-related persons of an installment repayment date chart.

ARTICLE  5  REDUCTION  AND  SUSPENSION

1. In the case of a limit transaction or an installment loan, the bank may decide to reduce the loan (line) amount in Article 1 through notice or temporarily stop the loan execution regardless of the transaction period due to sudden changes in national economy and financial state or significant deterioration of personal credit state of the debtor. In this event the debtor shall pay any amount exceeding the line due to the reduction.

2. The bank shall withdraw the reduction or the suspension caused by the reasons stated in Clause once such matters are solved and normal loan transaction is possible.

ARTICLE  6  SECURITY  AND  INSURANCE

The debtor will pledge any buildings or installed facilities along with the land or building it is built on and including any miscellaneous facilities within as a security to the bank unless otherwise stated by the bank. If the bank so requests, the debtor shall enter into an insurance of the type and the amount agreed by the bank and place a pledge for the bank on the insurance claim.

ARTICLE  7  DUTY  OF  MAINTENANCE  OF  REPAYMENT  MEANS

1. I shall maintain adequate financial ratio as attached at the end for the purpose of maintaining repayment means for the debts incurred by this contract. In the event of other clauses such as Financial Structure Improvement, it shall be affixed to the end of this transaction contract and considered a part of this transaction contract.

2. In the event of the following, the bank shall be consulted and agreed upon in advance.

     1. Merger, business transfer/acquisition and other sale/rent of important assets

     2. Investment on fixed assets for reasons other than specified in the contract

     3.  Surety  for  other's  debts

     4.  Entering  new  business  or  foreign  investment

     5. Company structure work out, privatization, or any other significant management changes

 3. I shall agree to the acts of following sections if the bank so requires for the maintenance of the transaction contract.

     1.  Sales  of  owned  real  estates  or  securities

     2.  Investment  of  majority  shareholder

     3.  Issuance  of  new shares to be purchased or going public of the company

ARTICLE  8  SUBMISSION  OF  DATA

1. I agree to submit the following documents stated below in each respective period and any other documents required for the maintenance of the loan contract on the bank's request according to bank's standard contract of loan transaction
Article  17  and  Article  19.

     1. Each quarter : Surtax returns, trial balance of totals and balances, statement of current debts, sales estimates to customers and of items

     2. Each half-year : Half-year accounts report, surtax returns, trial balance of totals and balances, statement of current debts, sales estimates to customers and of items

     3. Each year : Certified public accountant's inspection report (financial statement of settlements), related statement of settlements, corporation registration transcript, business registry, shareholders book, article of corporation, summary sheet of earned income tax collected, estimated statement of settlements (3 years), state of major business relations, copies each permits and technology permit related documents (KS, ISO, patent rights, etc), labor-management dispute statement, miscellaneous product descriptions, concentric trades reference data, etc.

     4. On demand : Trial balance of totals and balances, statement of current debts, documentary evidence of asset spending, etc.

2. I agree to submission of the following documents on request of the bank for the purpose of the company's foreign currency risk state and maintenance conditions in evaluating credit information.

     1. Foreign currency risk maintenance structure and maintenance regulations conditions

     2.  Foreign  currency  supply  and  application  statement

     3.  Foreign  currency  derivative  product  trade  statement

3. I shall include the statement of current debts in Clause 1 with debt status, large amount loan status, repayment plans and loan plans according to the bank, but may replace it with credit information document (CRT information, etc) affixed to the end of this contract. If any information is missing from the above document, it should be recorded in an empty space then submitted.

4. If any documents in Clauses 1 through 3 is false, forged, altered or is missing information on purpose, I shall be responsible for the debt according to
Article 7 of the standard contract, and will not dispute if registered as having poor credit record.



Article 9 Miscellaneous special clauses




Debtor :


I have received the bank's standard contract of loan transaction and the copy of this contract, and have sufficiently heard and understood its contents

Debtor :


        Application for automatic transfer of loan principal and interest
        -----------------------------------------------------------------

    I agree that automatic transfer contract between accounts is applied for the purpose of loan principal and interest repayment and apply for the automatic transfer.

Name                                Sign
----------------------------------  ----------------------------
Account number
----------------------------------------------------------------
Loan account number                 Transfer date
----------------------------------  ----------------------------



Additional transaction contraction (enterprise) is a compulsory contract document and other transaction or special clauses form a part of the loan transaction contract, therefore confirm related contracts before attaching it to the primary contract.